                   AMENDED AND RESTATED STOCK PLEDGE AGREEMENT

                  THIS AMENDED AND RESTATED STOCK PLEDGE AGREEMENT (this "Agreement"), dated as of September 5, 1996, made by MICHAEL J. BARRIST, CHARLES
C. PIOLA, JR., ANNETTE H. BARRIST and BERNARD R. MILLER, each an adult individual residing in the Commonwealth of Pennsylvania (collectively the "Grantors"), in favor of MELLON BANK, N.A., a national banking association (the "Lender").

                                    RECITALS

                  A. NCO Financial Systems, Inc. ("NCO Financial") entered into a Credit Agreement dated as of July 28, 1995 (the "Credit Agreement") with the Lender. The Grantors, as owners of all the outstanding shares of stock of NCO Financial, derived substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

                  B. As a condition precedent to the extension of credit under the Credit Agreement, the Grantors executed and delivered to the Lender a Stock Pledge Agreement dated July 28, 1995 (the "Stock Pledge").

                  C. On the date hereof, NCO of New York, Inc. ("NCO New York"), as a assignee of NCO Financial, will acquire all of the outstanding common stock of Management Adjustment Bureau, Inc. ("MAB") in an acquisition more particularly described in a Stock Purchase Agreement dated as of July 18, 1996 among the owners of the stock and NCO Financial.

                  D. Pursuant to a reorganization of NCO Financial, NCO Group, Inc., a Pennsylvania corporation ("NCO Group"), became the sole shareholder of NCO Financial and the Grantors became the shareholders of NCO Group.

                  E. In order to finance the acquisition of MAB by NCO New York, NCO Financial has requested the Lender to increase the amount of the credit facilities extended by the Lender to NCO Financial pursuant to the Credit Agreement to $15,000,000 and to add NCO Group, NCO New York and NCO Funding, Inc. ("NCO Funding") as co-borrowers under the credit facilities. (Hereinafter, NCO Group, NCO Financial, NCO Funding and NCO New York shall collectively be referred to as the "Borrowers".)

                  F. The Borrowers and the Lender have agreed to increase the amount of the credit facilities and to enter into an Amended and Restated Credit Agreement dated of even date herewith (the "Amended and Restated Credit Agreement").

                  G. It is a condition precedent to the extension of additional credit under the Amended and Restated Credit Agreement that the Grantors amend and restate the Stock Pledge in its entirety by executing and delivering this Agreement. This Agreement is made by the Grantors among other things to induce the Lender to enter into the Loan Documents (as defined below), and to induce the Lender to extend credit under the Amended and Restated Credit Agreement.

                  NOW, THEREFORE, in consideration of the premises, and intending to be legally bound, the Grantors hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  1.1. Definitions. (a) General. Capitalized terms not otherwise defined herein shall have the meanings given in the Amended and Restated Credit Agreement. In addition to the other terms defined elsewhere in this Agreement, as used herein the following terms shall have the following meanings:

                  "Designated Pledged Shares" shall mean the shares of capital stock identified in Schedule 3.4(a).

                  "Distributions" shall mean all property, rights and interests of any kind or nature (whether cash, securities or other) from time to time received, receivable or otherwise distributed with respect to or in exchange for any Collateral, including all cash, securities or other property received or receivable as dividends, or as a result of any stock splits, reclassifications, mergers or consolidations, or as any other distributions (whether similar or dissimilar to the foregoing), or as a result of exercise of any options, warrants or rights included in or associated with any Collateral, or as principal, interest or premium.

                  "Loan Documents" shall mean the Amended and Restated Credit Agreement, this Agreement, the Amended and Restated Limited Guaranty Agreement dated September 5, 1996 from the Grantors in favor of the Lender (the "Guaranty"), the $15,000,000 Amended and Restated Revolving Credit Note dated September 5, 1996 from the Borrowers in favor of the Lender, the Amended and Restated Security Agreement dated September 5, 1996 from the Borrowers to the Lender, the Warrant Agreement dated July 28, 1995 by and between NCO Financial and the Lender, as amended by that certain Amendment to Warrant Agreement dated September 5, 1996, the 1996 Warrant Agreement dated September 5, 1996 by and between NCO Group and the Lender, the Stock Pledge Agreement dated September 5, 1996 from NCO Group in favor of the Lender, the Guaranty and Suretyship Agreement dated September 5, 1996 from MAB to the Lender, the Security Agreement dated September 5, 1996 from MAB to the Lender and all agreements and instruments from time to time delivered under or in connection with any of the foregoing, in each case as the same may be amended from time to time..

                  "Secured Obligations" shall mean the Guaranteed Obligations (as that term is defined in the Guaranty).

                  "UCC" shall mean the Uniform Commercial Code as in effect in the Commonwealth of Pennsylvania from time to time.

                  (b) Other Definitions. The following terms are defined in this Agreement in the Section or other place indicated:

             "Amended and Restated
                Credit Agreement"                 Recitals
             "Borrowers"                          Recitals
             "Collateral"                         2.1
             "Credit Agreement"                   Recitals
             "Grantors"                           Preamble
             "Guaranty"                           1.1
             "Lender"                             Preamble
             "NCO Financial"                      Recitals
             "NCO Funding"                        Recitals
             "NCO Group"                          Recitals
             "NCO New York"                       Recitals
             "MAB"                                Recitals
             "Notices"                            6.3

                  1.2. UCC Definitions. Unless otherwise defined herein, terms defined in Articles 8 or 9 of the UCC shall have the same meanings in this Agreement.

                                   ARTICLE II
                                  THE SECURITY

                  2.1. Grant of Security. As security for the full and timely payment and performance of the Secured Obligations, the Grantors hereby assign and pledge to the Lender, and grant to the Lender a security interest in, all right, title and interest of the Grantors in, to and under the following, whether now or hereafter existing or acquired (the "Collateral"):

                  (a) the Designated Pledged Shares, and all additional shares of stock of the Borrower from time to time acquired by the Grantors in any manner;

                  (b)  all Distributions; and

                  (c)  all proceeds of any of the foregoing.

                  2.2. Continuing Agreement. This Agreement creates a continuing security interest in the Collateral and shall continue in full force and effect until all Secured Obligations have been paid and performed in full, and all commitments to extend credit under the Loan Documents have terminated.

                  2.3 Termination. Upon the occurrence of either (a) the closing of a Qualified IPO (as defined in the Amended and Restated Credit Agreement), or
(b) the payment and performance in full of all Secured Obligations and termination of all commitments to extend credit under the Loan Documents, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantors. Upon any such termination, the Lender will, at the Grantors' request and expense, return to the Grantors, without any representations, warranties or recourse of any kind whatsoever, such of the Collateral as then may be held by the Lender hereunder, and execute and deliver to the Grantors such documents as the Grantors may reasonably request to evidence such termination.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

                  The Grantors hereby represent and warrant to the Lender as follows:

                  3.1. Title. Each Grantor is the legal and beneficial owner of his/her respective Collateral, free and clear of any lien, security interest, option or other charge or encumbrance, except for the security interest under this Agreement in favor of the Lender securing the Secured Obligations.

                  3.2. Validity, Perfection and Priority. This Agreement creates a valid security interest in the Collateral in favor of the Lender securing the Secured Obligations, which security interest has been duly perfected and is prior to all other liens, security interests, options or other charges or encumbrances. No filing or other action is or will be necessary to perfect or protect such security interest, except for delivery to the Lender of the certificates evidencing the Designated Pledged Shares, which delivery has been duly made.

                  3.3. Governmental Approvals and Filings. To the best of each Grantor's knowledge, after due inquiry, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is or will be necessary (a) for the grant by the Grantors of the security interest in the Collateral hereunder or for the execution, delivery or performance of this Agreement by the Grantors, (b) to ensure the validity, perfection or priority of the security interest in the Collateral granted hereunder, or (c) for the exercise by the Lender of any of its rights or remedies hereunder, except as may be required in connection with a disposition of Collateral constituting securities by laws affecting the offering and sale of securities generally.

                  3.4. Designated Pledged Shares. The Designated Pledged Shares include all of the capital stock owned by each of the Grantors as of the date hereof. Schedule 3.4(a) sets forth, for each class of capital stock to which Designated Pledged Shares belong, the respective owners of the Designated Pledged Shares, the total number of issued and outstanding shares of such class and the percentage of such total number of issued and outstanding shares represented by the Designated Pledged Shares. To the best of each Grantors' knowledge, after due inquiry, the Designated Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable. All of the Designated Pledged Shares are certificated securities.

                                   ARTICLE IV
                                    COVENANTS

                  4.1. Books and Records; Inspection. The Grantors shall (a) keep complete and accurate books and records concerning the Collateral and, at the request of the Lender from time to time, permit the Lender or its representatives to inspect and copy such books and records, and (b) furnish to the Lender such information and reports in connection with the Collateral at such times and in such form as the Lender may reasonably request. The Lender shall have the right to verify the Collateral from time to time.

                  4.2.  Transfers and Other Liens, etc.

                  (a) Transfers. The Grantors shall not sell, assign, lease, transfer or otherwise dispose of any Collateral (voluntarily or involuntarily, by operation of law or otherwise).

                  (b)  Other Liens.   The Grantors shall not create or
permit to exist any lien, security interest, option or other charge or encumbrance on any Collateral (voluntarily or involuntarily, by operation of law or otherwise) except for the security interest under this Agreement in favor of the Lender securing the Secured Obligations.

                  (c) Other Shares. The Grantors shall cause the Borrower not to issue any capital stock or other securities in addition to or in substitution for the Designated Pledged Shares issued by the Borrower, except (i) to the Grantors, and (ii) as otherwise permitted in the Loan Documents. All shares of capital stock and other securities of the Borrower from time to time outstanding shall constitute Collateral, and the Grantors shall deliver to the Lender, immediately upon issuance thereof, all certificates and instruments constituting or evidencing any such shares of capital stock or other securities.

                  4.3.  Certain Covenants.

                  (a) Delivery of Certificates and Instruments. All certificates or instruments at any time representing or evidencing any Collateral shall be immediately delivered to and held by or on behalf of the Lender pursuant hereto, and shall be in suitable form for transfer by delivery, or shall be accompanied by instruments of transfer or assignment, duly executed in blank, all in form and substance satisfactory to the Lender. The Lender shall have the right, at any time, after the occurrence of an Event of Default or Potential Default, to transfer to or to register in the name of the Lender or its nominee any Collateral. In addition, the Lender shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

                  (b)  Voting Rights.

                  (i) Subject to Section 4.3(b)(ii), the Grantors shall be entitled to exercise all voting and other consensual rights pertaining to the Collateral; provided, that the Grantors shall not exercise or refrain from exercising any such right if such action would (A) conflict with any provision of this Agreement or any other Loan Document, or (B) impair the value of any Collateral or impair the interest or rights of the Grantors or the Lender.

                  (ii) If an Event of Default or Potential Default has occurred and is continuing, the Lender may from time to time give notice to the Grantors revoking in whole or in part the rights of the Grantors under Section 4.3(b)(i). If and to the extent such notice has been given, all voting and other consensual rights pertaining to the Collateral shall thereupon be vested in the

Lender, who shall thereafter have the sole right to exercise or refrain from exercising such rights.

                  (iii) The Lender shall execute and deliver to the Grantors such proxies and other instruments as the Grantors may reasonably request for the purpose of enabling the Grantors to exercise the voting and other consensual rights which it is entitled to exercise pursuant to Section 4.3(b)(i). The Grantors hereby grant the Lender an irrevocable proxy, with full power of substitution, coupled with an interest, to exercise all voting and other consensual rights pertaining to the Collateral, exercisable if and to the extent that the Lender is entitled to exercise such rights pursuant to Section 4.3(b)(ii). All third parties are entitled to rely conclusively on a representation by the Lender that it is entitled to exercise such power of attorney.

                  (c)  Distributions.

                  (i) Subject to Section 4.4(c)(ii), the Grantors shall be entitled to receive and retain all Distributions permitted under Section(s) 6.6 of the Amended and Restated Credit Agreement, except for the following:

                           (A) Distributions paid or payable other than in cash,

                           (B) Distributions paid or payable in cash in
                  connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus,

                           (C) Distributions paid or payable in cash in respect
                  of principal of, or in redemption of, or in exchange for, any Collateral, and

                           (D) Distributions made in contravention of any
                  provision of the Loan Documents.

Distributions referred to in the foregoing clauses (A), (B), (C) and (D) shall be Collateral, and shall be forthwith delivered to the Lender to hold as such.

                  (ii) If an Event of Default or Potential Default has occurred and is continuing, all rights of the Grantors to receive and retain the Distributions that it would otherwise be authorized to receive and retain pursuant to Section 4.3(c)(i) shall automatically cease, and all such rights shall thereupon vest in the Lender. Such Distributions shall be Collateral, and shall be forthwith delivered to the Lender to hold as such.

                  (iii) If the Grantors receive any payment or property which they are not entitled to retain pursuant to Section 4.3(c)(i) or 4.3(c)(ii), such payment or property shall be received in trust for the benefit of the Lender, shall be segregated from other funds and property of the Grantors, and shall be forthwith delivered to the Lender as Collateral in the same form as so received (with any necessary endorsement).

                  4.4. Further Assurances. The Grantors shall from time to time, at their expense, promptly execute and deliver all further instruments and agreements, and take all further actions, that may be necessary or appropriate, or that the Lender may reasonably request, in order to perfect or protect any assignment, pledge or security interest granted or purported to be granted hereby or to enable the Lender to exercise or enforce its rights and remedies hereunder.

                                    ARTICLE V
                    CERTAIN RIGHTS AND REMEDIES OF THE LENDER

                  5.1. Lender May Perform. If the Grantors fail to perform any obligation under or in connection with this Agreement, the Lender may (but shall have no duty to) itself perform or cause performance of such obligation, and the expenses of the Lender incurred in connection therewith shall be payable by the Grantors pursuant to Section 6.4. The Lender may from time to time take any other action which the Lender deems necessary or appropriate for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

                  5.2. No Duty to Exercise Powers. The powers of the Lender under and in connection with this Agreement are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.

                  5.3. Duties of Lender. Except for exercise of reasonable care in the custody and preservation of any Collateral in its possession and accounting for moneys received by it pursuant to this Agreement, the Lender shall have no duty as to any Collateral. In any event the Lender (a) shall have no duty to take any steps to preserve rights against prior parties or any other rights pertaining to any Collateral, and (b) shall have no duty as to ascertaining or taking action with respect to calls, conversions, exchanges, tenders, maturities or other matters pertaining to any Collateral, whether or not the Lender has any knowledge of such matters, and (c) shall not be liable for any action, omission, insolvency or default on the part of any agent or custodian (other than the Lender) appointed by the Lender in good faith. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if it takes such action for such purpose as any Grantor requests in writing from time to time (but failure to take any such action shall not in itself be deemed a failure to exercise reasonable care or evidence of such failure). Subject only to the performance by the Lender of its duties set forth in this Section 5.3, risk of loss, damage and diminution in value of the Collateral, of whatever nature and however caused, shall be on the Grantors, absent Lender's gross negligence or willful misconduct.

                  5.4. Power of Attorney. The Grantors hereby irrevocably appoint the Lender, with full power of substitution, to be the attorney-in-fact of the Grantors, with full authority in the place and stead of the Grantors and in the name of the Grantors or otherwise, from time to time in the Lender's discretion, to take any action and to execute any instruments and agreements which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Grantors under Section 4.3), including the following:

                  (a) to demand, collect, enforce, file claims for, sue for, recover, compromise, release, and take any action or institute any proceedings to collect or enforce, all rights to payments due or to become due and all other rights of the Grantors under or in connection with any Collateral,

                  (b) to receive, endorse and collect any checks, notes or other instruments, documents or chattel paper in connection with the foregoing clause (a), and

                  (c) to perform all obligations of the Grantors hereunder,

provided that (except for taking actions referred to in Section 4.4) such power of attorney may be exercised only so long as an Event of Default has occurred and is continuing. Such power of attorney is irrevocable and coupled with an interest. All third parties are entitled to rely conclusively on a representation by the Lender that it is entitled to exercise such power of attorney.

                  5.5. Certain Remedies. If any Event of Default shall have occurred and be continuing, the Lender may exercise all rights and remedies which it may have under this Agreement, any other agreement, at law or otherwise, and in addition, the following provisions shall apply:

                  (a) The Lender may exercise all rights and remedies with respect to the Collateral and each part thereof as are provided by the UCC to a secured party on default (whether or not the UCC applies to the affected Collateral). To the extent, if any, the Lender does not otherwise have the right to do so, the Lender may (i) take absolute possession and control of the Collateral or any part thereof, (ii) transfer any Collateral into the name of the Lender or its nominees,
         (iii) notify the parties obligated on the Collateral to make to the Lender any payments due or to become due, (iv) receive any payments made under or in connection with the Collateral, (v) exercise all rights and remedies of the Grantors under or in connection with the Collateral, (vi) demand, collect, enforce, file claims for, sue for, recover, compromise, release, and take any action or institute any proceedings to collect or enforce, all rights to payments due or to become due and all other rights of the Grantors under or in connection with any Collateral, and (vii) otherwise deal in and act with respect to the Collateral in all respects as though it were the outright owner thereof.

                  (b) The Lender may, without notice except to the extent required by law, sell the Collateral or any part thereof, in one or more parcels, at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Grantors agree that, to the extent notice of sale is required by law, at least ten days' prior notice to the Grantors of the time and place of any public sale or the time after which any private sale is to be made, shall constitute reasonable notification. The Lender shall not be obligated to make any sale, regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (c) The Grantors recognize that the Lender may be unable, or may deem it inadvisable, to effect a public sale of some or all of the Collateral by reason of requirements of applicable securities laws, but may deem it advisable, for the purpose of complying with such laws, to resort to one or more private sales to members of a restricted group of offerees who will be obliged, among other things, to acquire such Collateral for their own accounts for investment and not with a view to distribution or resale. The Grantors agree that (i) the Lender may make private sales in such manner, even though such sales may be at prices and on other terms less favorable to the seller than if such Collateral were sold by public sale, (ii) the Lender shall have no obligation to delay sale of any Collateral in order to permit the issuers of such Collateral, even if such issuers would agree, to register or qualify such Collateral for public sale under applicable securities laws, and (iii) it shall not be commercially unreasonable to make private sales in such manner.

                  5.6. Application of Payments. All cash held by the Lender as Collateral and all cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon any of the Collateral, may in the discretion of the Lender be held by the Lender as collateral for the Secured Obligations, or then or at any time thereafter applied (after payment of any amounts payable to the Lender pursuant to Section 6.4) in whole or part by the Lender to the Secured Obligations in such order as the Lender may elect. If and when all Secured Obligations shall have been paid in full and all commitments to extend credit under the Loan Documents shall have terminated, any surplus of such cash or cash proceeds of the Collateral held by the Lender shall be paid over to the Grantors or as otherwise required by law.

                                   ARTICLE VI
                                  MISCELLANEOUS

                  6.1. Amendments, etc. No amendment to or waiver of any provision of this Agreement, and no consent to any departure by the Grantors herefrom, shall in any event be effective unless in a writing manually signed by or on behalf of the Lender. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  6.2. No Implied Waiver; Remedies Cumulative. No delay or failure of the Lender in exercising any right or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Lender under this Agreement are cumulative and not exclusive of any other rights or remedies available hereunder, under any other agreement, at law, or otherwise.

                  6.3. Notices. Except to the extent, if any, otherwise expressly provided herein, all notices and other communications (collectively, "notices") under this Agreement shall be given, shall be effective, and may be relied upon, in the same way as notices under the Guaranty.

                  6.4.  Indemnity and Expenses.

                  (a) Indemnity. Any Grantor who breaches his or her obligations under this Agreement hereby agrees to indemnify the Lender from and against any and all claims, losses, liabilities and expenses (including reasonable attorneys' fees) arising out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), arising from such Grantor's breach, except claims, losses, liabilities and expenses resulting solely from the gross negligence or willful misconduct of the Lender.

                  (b) Expenses. The Grantors will upon demand pay to the Lender the amount of all reasonable expenses, including the reasonable fees and expenses of the Lender's counsel and of any experts and agents, which the Lender may incur in connection with (i) the custody, preservation, use or operation of, or the sale of, collection of or other realization upon, any Collateral, (ii) the exercise or enforcement of any of the rights of the Lender hereunder, or
(iii) the failure by the Grantors to perform or observe any of the provisions hereof.

                  6.5. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

                  6.6. Survival. All representations and warranties of the Grantors contained in or made in connection with this Agreement shall survive, and shall not be waived by, the execution and delivery of this Agreement, any investigation by or knowledge of the Lender, any extension of credit, termination of this Agreement, or any other event or circumstance whatever. The obligations of the Grantors under Section 6.4 shall survive termination of this Agreement.

                  6.7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all such counterparts shall constitute but one and the same agreement.

                  6.8. Construction. In this Agreement, unless the context otherwise clearly requires, references to the plural include the singular, the singular the plural, and the part the whole; and "or" is not exclusive. In this Agreement, "include," "includes," "including" and similar terms are not limiting; and "hereof," "herein," "hereunder" and similar terms refer to this

Agreement as a whole and not to any particular provision; and "expenses," "costs," "out-of-pocket expenses" and similar terms include the charges of in-house counsel, auditors and other professionals of the relevant Person to the extent that such amounts are routinely identified and charged under such Person's cost accounting system. Section and other headings in this Agreement, and any table of contents herein, are for reference only and shall not affect the interpretation of this Agreement in any respect. Section and other references in this Agreement are to this Agreement unless otherwise specified. This Agreement has been fully negotiated between the applicable parties, each party having the benefit of legal counsel, and accordingly neither any doctrine of construction of security agreements in favor of the grantor, nor any doctrine of construction of ambiguities against the party controlling the drafting, shall apply to this Agreement.

                  6.9. Successors and Assigns. This Agreement shall be binding upon the Grantors and their successors and assigns, and shall inure to the benefit of and be enforceable by the Lender and its successors and assigns.

                  6.10. Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, exclusive of choice of law principles, except to the extent that perfection and the effect of perfection or nonperfection of the security interests in the Collateral is governed by the laws of a jurisdiction other than the Commonwealth of Pennsylvania pursuant to the UCC.

                  IN WITNESS WHEREOF, the Grantors have caused this Agreement to be duly executed and delivered as of the date first above written.

WITNESS:

/s/ JOEL SHAPIRO                                  /s/ MICHAEL J. BARRIST
- -------------------------                         --------------------------

WITNESS:

/s/ JOSHUA GINDEN                                 /s/ CHARLES C. PIOLA, JR.
- -------------------------                         --------------------------
                                                  CHARLES C. PIOLA, JR.

WITNESS:

/s/ JOSHUA GINDEN                                 /s/ ANNETTE H. BARRIST
- -------------------------                         --------------------------
                                                  ANNETTE H. BARRIST

WITNESS:

/s/ JOSHUA GINDEN                                 /s/ BERNARD R. MILLER
- -------------------------                         --------------------------
                                                  BERNARD R. MILLER

ACCEPTED AND AGREED:

MELLON BANK, N.A.

By: /s/ LIZ A. MELLACE
   ----------------------
   LIZ A. MELLACE
   Assistant Vice President

                                 SCHEDULE 3.4(a)

                            DESIGNATED PLEDGED SHARES

OWNER:                MICHAEL J.      CHARLES C.       ANNETTE H.    BERNARD R.
                      BARRIST         PIOLA, JR.       BARRIST       MILLER

ISSUER:               NCO             NCO              NCO           NCO
                      Group,          Group,           Group,        Group,
                      Inc.            Inc.             Inc.          Inc.


CLASS:                Common          Common           Common        Common

PAR VALUE:            $.01            $.01             $.01          $.01

STOCK
CERTIFICATE NO.:        1               2                3             4


NO. OF SHARES:        50,723          28,370           6,877         4,525


PERCENTAGE
SHARE:                56.05%          31.35%           7.6%          5.00%